EXHIBIT 24


UNION PACIFIC RAILROAD COMPANY AND CONSOLIDATED SUBSIDIARY COMPANIES


                         Powers of Attorney


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ PHILIP F. ANSCHUTZ
                                       ----------------------
                                          Philip F. Anschutz


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ ROBERT P. BAUMAN
                                       --------------------
                                          Robert P. Bauman


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ RICHARD B. CHENEY
                                       ---------------------
                                          Richard B. Cheney




The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ E. VIRGIL CONWAY
                                       --------------------
                                           E. Virgil Conway


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ SPENCER F. ECCLES
                                       ---------------------
                                          Spencer F. Eccles


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ ELBRIDGE T. GERRY, JR.
                                     --------------------------
                                         Elbridge T. Gerry, Jr.


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ WILLIAM H. GRAY, III
                                       ------------------------
                                          William H. Gray, III

The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker her true and lawful attorney-in-fact and agent, to sign on her behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ JUDITH RICHARDS HOPE
                                       ------------------------
                                        Judith Richards Hope


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ RICHARD J. MAHONEY
                                       ----------------------
                                          Richard J. Mahoney


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ JOHN R. MEYER
                                       -----------------
                                           John R. Meyer


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ THOMAS A. REYNOLDS, III
                                     ---------------------------
                                        Thomas A. Reynolds, Jr.

The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                     /s/ JAMES D. ROBINSON, III
                                     --------------------------
                                         James D. Robinson, III


The undersigned, a director of Union Pacific Railroad Company, a Delaware corporation (the Company), hereby appoints each of L. White Matthews, III, Carl W. von Bernuth, Richard J. Ressler and Thomas E. Whitaker his true and lawful attorney-in-fact and agent, to sign on his behalf the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

                                       /s/ RICHARD D. SIMMONS
                                       ----------------------
                                          Richard D. Simmons